UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2005

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2444 Charleston Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2005, the Compensation Committee of the Board of Directors of SumTotal Systems, Inc., a Delaware corporation adopted the 2005 Executive Incentive Plan (the “Executive Incentive Plan”). The Executive Incentive Plan is attached hereto as Exhibit 10.1. The Executive Incentive Plan establishes the criteria, allocations, methodologies and metrics for the payment of incentive bonuses, if any, to the executive officer participants in the Equity Incentive Plan.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1    SumTotal Systems Executive Incentive Plan 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SumTotal Systems, Inc.

By:	/s/ Erika Rottenberg
Erika Rottenberg Senior Vice President, General Counsel and Secretary

Date: February 22, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	SumTotal Systems Executive Incentive Plan 2005